                               ESCROW SETTLEMENT

                        NEVADA TITLE INSURANCE COMPANY
                          SELLER'S CLOSING STATEMENT
--------------------------------------------------------------------------------
 Seller:
         MEADOW VALLEY CONTRACTORS     THIS IS ______ TO BE A TRUE AND
                                       CORRECT COPY OF THE ORIGINAL.
                                       NEVADA TITLE COMPANY
                                       BY [SIGNATURE APPEARS HERE]
                                         -----------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Buyer/Borrower:
         ANN SHERMAN ROSE
--------------------------------------------------------------------------------

Property Location: 465 EAST ROBINDALE    C.O.E. Date:    06/19/96

Escrow Number:     96-04-0786 JH         Escrow Oficer:  KATHY M. DEICHLER

                                               =================================
                                                  CHARGES         CREDIT
================================================================================
  PURCHASE PRICE                                                    243,333.00

  COMMISSION
    COLDWELL BANKER                                   8,833.65
  PURCHASE MONEY DEED OF TRUST:                     213,333.00
  TAXES        06/19/96 TO:  07/01/96                                    68.28
  SEWER:       06/19/96 TO:  07/01/96                                     6.24



  ESCROW AND TITLE CHARGES
       TITLE INSURANCE                                1,000.40
       ESCROW FEE                                       224.65
       R.P.T.T. (REAL PROPERTY
                TRANSFER TAX)                           317.20

  AMERICAN HOME SHIELD                                  295.00
  NEVADA TITLE LOAN SERVICE                              37.50
  WALKTHRU WITHHOLD                                   2,500.00





                                              THIS WILL BE THE ONLY CLOSING
                                             STATEMENT YOU WILL RECEIVE FOR
                                              TAX PURPOSES.  A REQUEST FOR
                                             DUPLICATION WILL RESULT IN AN
                                                 __________________.


  PROCEEDS                                           16,866.12
================================================================================
    This Statement Covers Money Settlement          243,407.52      243,407.52
             THROUGH ESCROW ONLY               =================================
        Keep it as reference for tax                NEVADA TITLE INSURANCE
                  purposes                                 COMPANY

                             NEVADA TITLE COMPANY
                            LOAN SERVICING CONTRACT                  PLEASE TYPE


LOAN SERVICE NO.  103569        ESCROW NO.  96-04-0786-JH   DATE: 06/10/96
                --------------            ---------------        --------------
This is your authorization to establish a Loan Service account. We herewith deposit the following and instruct you to disburse payments as herein directed. Additional contractual terms are continued on pages 3 and 4.
================================================================================
DOCUMENTS DEPOSITED:
 [x] NOTE: Dated  May 01, 1996    Amount  $213,333.00
                -----------------       -----------------
 [x] DEED OF TRUST: Recording Date:  06/19/96  Book  960619   Doc
                                   -----------     ----------    -----
        IS THIS AN ALL-INCLUSIVE DEED OF TRUST? [_] YES  [_] NO
 [_] CONTRACT OF SALE: Dated:
                             ------------------
 [_] GRANT, BARGAIN SALE DEED: Dated:
                                     -------------------
================================================================================
NOTE/CONTRACT OF SALE INFORMATION:
Interest  8.00%  from   06/19/96
        ------        --------------
Payable:(mark one)  x  monthly     quarterly
                   ---         ---
                       semi-annually     annually
                   ---               ---
Late Charge %  5  or $          after   15 days
              ---     ----------     ---------------
1st Payment Due     07/19/96
               -------------------
Balloon Payment or Principal Reduction Date(s):

    SEVEN YEARS FROM COE 6/19/03
----------------------------------------------------

----------------------------------------------------
If the Deed of Trust is an ALL-INCLUSIVE, or if there is a Contract of Sale:
Breakdown of payment to underlying Lender:
   Principal & Interest                         $
                                                 --------------------
   Current Impound Amount                       $
                                                 --------------------
   Total Underlying Payment                     $
                                                 --------------------
(ATTACH WRAP OR CONTRACT ADDENDUM)
================================================================================
                        Original Amount $ 213,333.00
                                         ---------------
                        Present Balance $ 213,333.00
                                         ---------------
                           Note Payment $   1,565.36
                                         ---------------
NTC Impounds:
Taxes  170.61
     -----------
Ins.    62.67
     -----------
                                Total   $     233.28
                                         ---------------
                             OR

Pass-through Impounds for All-Inclusive
or Contract of Sale                     $
       Concurrent                        ---------------
First Mortgage Pymnt                    $   1,565.36
                                         ---------------

Payor Services Fees                     $       9.00
                                         ---------------

  TOTAL PAYMENT                         $   1,807.64
                                         ---------------
           (ATTACH IMPOUND ADDENDUM)
================================================================================
ADDITIONAL INSTRUCTIONS:

---------------------------------------------------------------------

---------------------------------------------------------------------
Insurance Company FARMERS HOME GROUP  Premium  $  752.00  (PREPAID AT COE)
                 ---------------------       ------------------------
  Phone  222-0175  Agent  DAVE LEDBETTER  (attach copy of evidence of insurance)
       -----------      ------------------
Annual Tax Amount $2,047.32  on 1996(attach copy of tax printout) TAX YEAR 95-96
                 ------------     --
================================================================================
BUYER/TRUST OR/VENDEE (PAYOR) INFORMATION:

Name:  ANN SHERMAN ROSE            Tax I.D. No.
     -----------------------------             ---------------------------
Address: P.O. Box 85234            Social Security No. (H) ###-##-####
        --------------------------                         ---------------
City, State, Zip: N.V.   84105     Social Security No. (W)
                 -----------------                         ---------------
Phone No.(home) 379-1453     Phone No.(work) 251-1844     Fax:
               --------------               --------------    ------------
================================================================================
SELLER/BENEFICIARY/VENDOR(PAYEE) INFORMATION:
(Space provided for two (2) Sellers - Husband and Wife as One (1) Seller)

1. Name: MEADOW VALLEY CONTRACTORS, A NEVADA CORP Tax I.D. No. 88-0171959
        -----------------------------------------             --------------
   Address: PO BOX 60726                 Social Security No. (H)
           -----------------------------                        ---------------
   City, State, Zip:  PHOENIX, AZ  85082 Social Security No. (W)
                    --------------------                        ---------------
   Phone No.(home)               Phone No.(work) 602-437-5400  Fax: 702-864-2580
                  ---------------               ---------------    -------------

2. Name:                                          Tax I.D. No.
        ----------------------------------------              --------------
   Address:                              Social Security No. (H)
           ----------------------------                         ---------------
   City, State, Zip:                     Social Security No. (W)
                    -------------------                         ---------------
   Phone No.(home)               Phone No.(work)               Fax:
                  ---------------               ---------------    -------------
================================================================================
DISTRIBUTION: (if different from above)

1.    SELLER/BENEFICIARY/VENDOR(PAYEE):
Checks payable to:
                  ----------------------------------------------------------
in the amount of $             per payment until $            or the principal
                  ------------                    -----------
amount shown above has been paid in full, together with any applicable interest.

2.    SELLER/BENEFICIARY/VENDOR(PAYEE):
Checks payable to:
                  ----------------------------------------------------------
in the amount of $             per payment until $            or the principal
                  ------------                    -----------
amount shown above has been paid in full, together with any applicable interest.

3.    EXISTING LENDER:
Checks payable to:
                  ----------------------------------------------------------
Address:                                    Loan No.
        -----------------------------------         ------------------------
City, State, Zip:                         Total Payment Amount:
                 ------------------------                      -------------
Phone No.                                 Fax:
         --------------------------------     ------------------------------

4.    ADDITIONAL PAYEE:
Checks payable to:
                  ----------------------------------------------------------
Address:                                    Loan No.
        -----------------------------------         ------------------------
City, State, Zip:                         Total Payment Amount:
                 ------------------------                      -------------
Phone No.                                 Fax:
         --------------------------------     ------------------------------
================================================================================

                            LOAN SERVICING CONTRACT

DATE:  6/10/96                         LOAN SERVICE ACCOUNT:    103569
     ------------------------                               ------------------

     The payee and payor named below hereby employ and appoint Nevada Title Company, hereinafter called "NTC", to act as servicing agent for the receipt and disbursement of payments and the holding of documents pursuant to their terms herein stated. NTC shall have no liability or responsibility for the legal sufficiency of documents attached hereto. However, payor and payee agree that NTC may examine all such documents held hereunder to determine whether they are acceptable according to the policies and requirements of NTC.

     Servicing agent is authorized and instructed to hold the documents itemized on page one of the loan servicing contract, and, this agreement is your instructions for their use and delivery. The company WILL NOT enforce the obligation deposited herein, and assumes responsibility only for disbursing funds deposited with them as herein directed.

     Upon payoff, the payee(s) understand(s) that it is their statutory duty to sign the authorization and request for reconveyance and hereby agree(s) to do so when notified by NTC. Upon payment in full of the security instrument noted, NTC is authorized to record the appropriate reconveyance or release/payoff documents.

1. INTEREST CALCULATION: All interest calculations by NTC shall be calculated on a 30 day month, 360 day year unless otherwise stated. Payoffs will be calculated on a 365 day year unless otherwise stated. Monthly payments shall be applied in sequential order, regardless of date processed.

2. FEES: NTC shall be entitled to receive fees in accordance with its current fee schedule, a copy of which is attached hereto as Schedule "A". Fees for processing regularly scheduled payments shall be payable as provided herein in addition to amount due for each payment. All other fees shall be payable in advance by the party requesting the service. NTC may deduct from any installment due payee, such service fees which are not paid by payor and add same to the principal balance under the agreement, note, or deed of trust. Regular fees are accrued on a monthly basis and are due and payable with the frequency of the scheduled payment. NTC reserves the right to make additional charges in unusual circumstances with notice given to the party(ies) obligated to pay for that charge. All fees are based on present costs and are subject to change without written notice.

The _______ payee/seller, ______payor/buyer agrees to pay periodic servicing fees. /s/A R initials
      -------

3. ACCOUNT CLOSE-OUT, WITHDRAWAL, AND RESIGNATION OF ACCOUNT SERVICING AGENT:
Payee by written instruction, may direct NTC to deliver the file to a successor servicing agent for servicing at any time, at which time all servicing fees then due NTC will be due and payable. The payee shall have the right to withdraw the note and deed of trust or any modification thereof at any time without prior notice to payor upon payment of fees due NTC. NTC, at its election, shall have the right to resign as servicing agent under this agreement upon written notice via first class mail to payee, payor and any other parties requesting notice as reflected in NTC's file. NTC will return all original documents to payee personally or by registered mail. Notice shall be sent to the last address for each party in NTC's records. Thereafter, NTC shall have no further duty, responsibility or liability in connection with this agreement.

4. INSUFFICIENT FUNDS: The seller agrees to refund any remittance NTC makes in reliance on a check given by payor or their representative, which is subsequently dishonored. The payor will be responsible for any charges required to clear any payments made by personal check. Any returned item will be subject to NTC's current return item charge. NTC reserves the right to hold funds until the payor's draft has been cleared or certified funds have been received.

5. DEFAULT: The parties hereto agree that NTC may decline (for any reason) to conduct a trustee's sale proceeding. NTC will not conduct a forfeiture on any contract of sale.

6. ASSIGNMENTS: No transfer or assignment of any rights hereunder shall be made by anyone having an interest herein unless made in such manner and accompanied by such deed and other instruments as shall be required by NTC and the related costs have been fully paid and all instruments deposited with NTC.

7. ADDRESS CHANGE: All address changes must be made in writing to NTC. The last notice of change of address delivered in writing to NTC and signed by the respective party shall be used by NTC in mailing any notice, demand, funds. etc.

                            LOAN SERVICING CONTRACT

DATE: 06/10/96                          LOAN SERVICE ACCOUNT:   103569
     --------------------                                    ----------------

8. ADDITIONAL INSTRUCTIONS: Any additional instructions shall become a part of this agreement as if same were stated herein. In the case of any inconsistency between the additional instructions or other documents and this Loan Servicing Contract, the Loan Servicing Contract shall control NTC's duties and obligations.

9. FIRE INSURANCE: It is the responsibility of the payor and payee to obtain fire and/or casualty insurance in a sufficient amount and to renew the policy upon expiration and otherwise keep the policy in force while this account is being serviced, notwithstanding the servicing of an impound account by NTC.

10. CERTIFIED FUNDS REQUIREMENT: To expedite disbursement by NTC, all payments other than one regular monthly installment must be paid in the form of a certified or cashier's check. NTC may at its sole option require certified or cashier's check from payor, or present payor's checks for clearance prior to disbursement. Any late charges or penalties that may accrue as result of NTC's clearance of any payments will be the responsibility of the payor. Any payment received by NTC is subject to acceptance of same by the payee.

11. BILLING: It is the intention of NTC to provide billing notices or payment coupons for the convenience of the payor; however, billing notices and payment coupons are sent as a courtesy only, and, the failure to forward a billing notice or payment coupons does NOT excuse the payor's responsibility to make timely payments. Only one payor will be designated to remit total payment due in the event of multiple payors.

12. JOINT TENANCY CLAUSE: ATTENTION PAYEE: By signing below the payee(s) {does ____ does not ____}{choose one} elect to hold contract interest and take the proceeds of the sale or mortgage or deed of trust not as tenants in common and not as community property estate, but as joint tenants with the right of survivorship.

13. NOTICE: Late notices are not sent to the payor unless specifically requested through the late notice program. Notices can be sent to the payor and/or a copy to the payee. The fee is based on the number of parties receiving notice. Notices requested are charged monthly based on current fee schedule. Indicate below parties to receive notices: payor/payees_________________

14. INTERPLEADER AND INDEMNITY: In the event conflicting demand is made upon NTC concerning these or subsequent instructions, NTC may, at its election, hold any funds and documents deposited hereunder until an action shall be brought in a court of competent jurisdiction to determine the rights of payee and payor or, NTC may interplead funds or documents. Payee and payor, jointly and severally, agree to indemnify and hold harmless NTC against all costs, damages, attorney's fees, expenses and liabilities which NTC may incur or sustain in connection with servicing the account or any court action arising therefrom, including any interpleader action brought by NTC. Payee or Payor jointly and severally agree to pay NTC promptly upon demand for any costs, damages, attorney's fees, expenses and liabilities so incurred.

15. OVERPAYMENT (RIGHT OF OFFSET): The undersigned agree that if payor or payee are unjustly enriched, due to error or otherwise, they will immediately reimburse NTC such amount as requested. NTC shall have a right of offset against the funds it is holding or against funds which come into its possession, in order to correct any such overpayment to the party unjustly enriched. In the event a post-disbursement adjustment is necessary, payor and payees authorize NTC at its discretion to advance funds on their behalf to effect an accurate disbursement. The undersigned agree to fully cooperate and pay to NTC any and all funds so advanced on their behalf.

     This agreement shall be binding upon and benefit the parties and their heirs, devisees, personal representatives, officers, directors, employees, shareholders, receivers and assigns. The undersigned acknowledge that they have thoroughly read and approved each of the provisions contained herein and acknowledge receipt of a copy of this contract.

PAYOR /s/ Ann Sherman Rose            PAYEE /s/ Kenneth D. Nelson
     -------------------------             -------------------------
     ANN SHERMAN ROSE                      MEADOW VALLEY CONTRACTORS

PAYOR                                 PAYEE
     -------------------------             -------------------------

PAYOR                                 PAYEE
     -------------------------             -------------------------

                             NEVADA TITLE COMPANY
                            LOAN SERVICING CONTRACT                  PLEASE TYPE


LOAN SERVICE NO.  103569        ESCROW NO.  96-04-0786-JH   DATE: 06/10/96
                --------------            ---------------        --------------
This is your authorization to establish a Loan Service account. We herewith deposit the following and instruct you to disburse payments as herein directed. Additional contractual terms are continued on pages 3 and 4.
================================================================================
DOCUMENTS DEPOSITED:
 [x] NOTE: Dated  May 01, 1996    Amount  $213,333.00
                -----------------       -----------------
 [x] DEED OF TRUST: Recording Date:            Book           Doc
                                   -----------     ----------    -----
        IS THIS AN ALL-INCLUSIVE DEED OF TRUST? [_] YES  [_] NO
 [_] CONTRACT OF SALE: Dated:
                             ------------------
 [_] GRANT, BARGAIN SALE DEED: Dated:
                                     -------------------
================================================================================
NOTE/CONTRACT OF SALE INFORMATION:
Interest  8.00%  from
        ------        --------------
Payable:(mark one)  x  monthly     quarterly
                   ---         ---
                       semi-annually     annually
                   ---               ---
Late Charge %  5  or $          after   15 days
              ---     ----------     ---------------
1st Payment Due
               -------------------
Balloon Payment or Principal reduction Date(s):

    SEVEN YEARS FROM COE         /      /
----------------------------------------------------

----------------------------------------------------
If the Deed of Trust is an ALL-INCLUSIVE, or if there is a Contract of Sale:
Breakdown of payment to underlying Lender:
   Principal & Interest                         $
                                                 --------------------
   Current Impound Amount                       $
                                                 --------------------
   Total Underlying Payment                     $
                                                 --------------------
(ATTACH WRAP OR CONTRACT ADDENDUM)
================================================================================
                        Original Amount $
                                         ---------------
                        Present Balance $
                                         ---------------
                           Note Payment $
                                         ---------------
NTC Impounds:
Taxes  170.61
     -----------
Ins.
     -----------
                                Total   $
                                         ---------------
                             OR

Pass-through Impounds for All-Inclusive
or Contract of Sale                     $
       Concurrent                        ---------------
First Mortgage Pymt                     $   1,565.36
                                         ---------------

Payor Service Fees                      $
                                         ---------------

  TOTAL PAYMENT                         $
                                         ---------------
           (ATTACH IMPOUND ADDENDUM)
================================================================================
ADDITIONAL INSTRUCTIONS:

---------------------------------------------------------------------

---------------------------------------------------------------------
Insurance Company                     Premium  $
                 ---------------------          ---------------------
  Phone            Agent                  (attach copy of evidence of insurance)
       -----------      ------------------
Annual Tax Amount $          on 19  (attach copy of tax printout)
                  -----------     --
================================================================================
BUYER/TRUST OR/VENDEE (PAYOR) INFORMATION:

Name:  ANN SHERMAN ROSE            Tax I.D. No.
     -----------------------------             ---------------------------
Address: P.O. Box 85234            Social Security No. (H) ###-##-####
        --------------------------                         ---------------
City, State, Zip: N.V.  89185      Social Security No. (W)
                 -----------------                         ---------------
Phone No.(home) 379-1453     Phone No.(work) 251-1844     Fax:
               --------------               --------------    ------------
================================================================================
SELLER/BENEFICIARY/VENDOR(PAYEE) INFORMATION:
(Space provided for two (2) Sellers - Husband and Wife as One (1) Seller)

1. Name: MEADOW VALLEY CONTRACTORS, A NEVADA CORP Tax I.D. No. 88-0171959
        ------------------------------------------            --------------
   Address: PO BOX 60726                 Social Security No. (H)
           -----------------------------                        ---------------
   City, State, Zip:  PHOENIX, AZ  85082 Social Security No. (W)
                    --------------------                        ---------------
   Phone No.(home)               Phone No.(work) 602-437-5400  Fax: 702-864-2580
                  ---------------               ---------------    -------------

2. Name:                                          Tax I.D. No.
        ------------------------------------------            --------------
   Address:                              Social Security No. (H)
           -----------------------------                        ---------------
   City, State, Zip:                     Social Security No. (W)
                    --------------------                        ---------------
   Phone No.(home)               Phone No.(work)               Fax:
                  ---------------               ---------------    -------------
================================================================================
DISTRIBUTION: (if different from above)

1.    SELLER/BENEFICIARY/VENDOR(PAYEE):
Checks payable to:
                  ----------------------------------------------------------
in the amount of $             per payment until $            or the principal
                  ------------                    -----------
amount shown above has been paid in full, together with any applicable interest.

2.    SELLER/BENEFICIARY/VENDOR(PAYEE):
Checks payable to:
                  ----------------------------------------------------------
in the amount of $             per payment until $            or the principal
                  ------------                    -----------
amount shown above has been paid in full, together with any applicable interest.

3.    EXISTING LENDER:
Checks payable to:
                  ----------------------------------------------------------
Address:                                    Loan No.
        -----------------------------------         ------------------------
City, State, Zip:                         Total Payment Amount:
                 ------------------------                      -------------
Phone No.                                 Fax:
         --------------------------------     ------------------------------

4.    ADDITIONAL PAYEE:
Checks payable to:
                  ----------------------------------------------------------
Address:                                    Account No.
        -----------------------------------            ---------------------
City, State, Zip:                         Total Payment Amount:
                 ------------------------                      -------------
Phone No.                                 Fax:
         --------------------------------     ------------------------------
================================================================================
Page 1

                             Nevada Title Company
                         Financial Services Department

                                 FEE SCHEDULE

Set up fee - Regular Note up to 4 payees ....................  $50.00
Set up fee - Lease or Rental Agreement ......................  $75.00
Set up fee - All-Inclusive and Contract of Sale .............  $75.00
Set up fee - Impound account ................................  $75.00
Additional fee per payee - 5 or more ........................   $5.00

Periodic Service Fees:

Monthly per check fee .......................................   $6.00
Monthly impound fee .........................................   $9.00
Quarterly per check fee .....................................  $10.00
Semi-Annual per check fee ...................................  $12.00
Annual per check fee ........................................  $15.00

Late Notice upon request to payee ...........................   $2.00
Return check fee ............................................  $25.00
Cancellation fee ............................................  $25.00
Assignment fee ..............................................  $25.00
Beneficiary Statement/Assumption fee ........................  $50.00
Payoff Statement (Demand) fee ...............................  $50.00
Update Fee (per request) ....................................  $10.00
Modification fee ............................................  $50.00
Full Reconveyance (Trustee) fee ............................. $100.00
Partial Reconveyance (Trustee) fee .......................... $100.00
Recording fee ............................. per Clark County Recorder

At the time the loan service account is closed or canceled, or at any time while the account is open, should Nevada Title Company be required to maintain funds on deposit, not specifically identified for impounds, they are hereby authorized to retain out of those funds held in said account, a reasonable service charge in an amount not less than twenty-five ($25.00) dollars per month for the administration of said funds.


All fees are minimum. The fees set forth herein are subject to change without notice, and are subject adjustment based on the transaction. Additional fees may be incurred where unusual conditions are present.

Initials [INITIALS APPEAR HERE]
         --------

Initials [INITIALS APPEAR HERE]
         --------

Initials
         --------

Initials
         --------

Initials
         --------

                 (Loan Servicing Contract continued on Page 3)


Page 2
#73 Rev. 1/95

                            LOAN SERVICING CONTRACT

DATE:  6/10/96                             LOAN SERVICE ACCOUNT:  103569
     ------------                                               -------------

     The payee and payor named below hereby employ and appoint Nevada Title Company, hereinafter called "NTC", to act as servicing agent for the receipt and disbursement of payments and the holding of documents pursuant to their terms herein stated. NTC shall have no liability or responsibility for the legal sufficiency of documents attached hereto. However, payor and payee agree that NTC may examine all such documents held hereunder to determine whether they are acceptable according to the policies and requirements of NTC.

     Servicing agent is authorized and instructed to hold the documents itemized on page one of the loan servicing contract, and, this agreement is your instructions for their use and delivery. The company WILL NOT enforce the obligation deposited herein, and assumes responsibility only for disbursing funds deposited with them as herein directed.

     Upon payoff, the payee(s) understand(s) that it is their statutory duty to sign the authorization and request for reconveyance and hereby agree(s) to do so when notified by NTC. Upon payment in full of the security instrument noted, NTC is authorized to record the appropriate reconveyance or release/payoff documents.

1. INTEREST CALCULATION: All interest calculations by NTC shall be calculated on a 30 day month, 360 day year unless otherwise stated. Payoffs will be calculated on a 365 day year unless otherwise stated. Monthly payments shall be applied in sequential order, regardless of date processed.

2. FEES: NTC shall be entitled to receive fees in accordance with its current fee schedule, a copy of which is attached hereto as Schedule "A". Fees for processing regularly scheduled payments shall be payable as provided herein in addition to amount due for each payment. All other fees shall be payable in advance by the party requesting the service. NTC may deduct from any installment due payee, such service fees which are not paid by payor and add same to the principal balance under the agreement, note, or deed of trust. Regular fees are accrued on a monthly basis and are due and payable with the frequency of the scheduled payment. NTC reserves the right to make additional charges in unusual circumstances with notice given to the party(ies) obligated to pay for that charge. All fees are based on present costs and are subject to change without written notice.

The  50%  payee/seller,  50%  payor/buyer agrees to pay periodic servicing fees.
   -------             -------

[INITIALS APPEAR HERE]
----------------------- Initials
[INITIALS APPEAR HERE]

3. ACCOUNT CLOSE-OUT, WITHDRAWAL, AND RESIGNATION OF ACCOUNT SERVICING AGENT:
Payee by written instruction, may direct NTC to deliver the file to a successor servicing agent for servicing at any time, at which time all servicing fees then due NTC will be due and payable. The payee shall have the right to withdraw the note and deed of trust or any modification thereof at any time without prior notice to payor upon payment of fees due NTC. NTC, at its election, shall have the right to resign as servicing agent under this agreement upon written notice via first class mail to payee, payor and any other parties requesting notice as reflected in NTC's file. NTC will return all original documents to payee personally or by registered mail. Notice shall be sent to the last address for each party in NTC's records. Thereafter, NTC shall have no further duty, responsibility or liability in connection with this agreement.

4. INSUFFICIENT FUNDS: The seller agrees to refund any remittance NTC makes in reliance on a check given by payor or their representative, which is subsequently dishonored. The payor will be responsible for any charges required to clear any payments made by personal check. Any returned item will be subject to NTC's current returned item charge. NTC reserves the right to hold funds until the payor's draft has been cleared or certified funds have been received.

5. DEFAULT: The parties hereto agree that NTC may decline (for any reason) to conduct a trustee's sale proceeding. NTC will not conduct a forfeiture on any contract of sale.

6. ASSIGNMENTS: No transfer or assignment of any rights hereunder shall be made by anyone having an interest herein unless made in such manner and accompanied by such deed and other instruments as shall be required by NTC and the related costs have been fully paid and all instruments deposited with NTC.

7. ADDRESS CHANGE: All address changes must be made in writing to NTC. The last notice of change of address delivered in writing to NTC and signed by the respective party shall be used by NTC in mailing any notice, demand, funds, etc.

      DO NOT DESTROY THIS NOTE: When paid, this note with Deed of Trust securing same must be surrendered to Trustee for cancellation before reconveyance will be made.
--------------------------------------------------------------------------------


                                                               No.
                                                                  --------------

                         Note Secured by Deed of Trust
                                (STRAIGHT NOTE)

$213,333.00            LAS VEGAS           , Nevada,          May 1, 1996
----------- -------------------------------          ---------------------------
 DUE ON OR BEFORE                                                      for value
----------------------------------------------------------------------
received, undersigned promise to pay to  MEADOW VALLEY CONTRACTORS, A NEVADA
                                        ----------------------------------------
 CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
or order, at  LAS VEGAS, NEVADA OR AS DIRECTED BY PAYEE
             -------------------------------------------------------------------
the sum of Two Hundred Thirteen Thousand Three Hundred Thirty-Three  DOLLARS,
           ---------------------------------------------------------
with interest from   06/19/96               until paid, at the rate of  8.00%
                   ------------------------                            ---------
per cent per annum, payable  monthly beginning 07/19/96         in the amount of
                            ----------------------------------------------------
1,565.36 or more and continuing on the same day of each month until 06/19/03, at which time the entire unpaid principal balance plus accrued interest shall become all due and payable.

In addition to the payments of principal and interest, payor agrees to pay impounds in an amount equal to 1/12th of the annual real estate taxes, and 1/12th of the annual fire insurance premium.

If any installment is not received within Fifteen (15) days following the scheduled due date a late charge of 5% shall be assessed to said installment.

The Deed of Trust securing this Note contains an alienation (due on sale) provision.










   Should default be made in payment of any principal or interest or in performance of any obligation contained in Deed of Trust by which this note is secured, the whole sum of principal and interest shall become immediately due at the option of the holder hereof. Principal and interest payable in lawful money of the United States. If action be instituted in any Court to enforce any obligation secured by such Deed of Trust, undersigned promise to pay such sum as the court may fix as attorney's fees in said action. This Note is secured by a DEED OF TRUST, of even date herewith, to NEVADA TITLE COMPANY, a Nevada Corporation.

/s/ Ann Rose
-------------------------------------    ---------------------------------------
ANN SHERMAN ROSE

-------------------------------------    ---------------------------------------


-------------------------------------    ---------------------------------------


--------------------------------------------------------------------------------

               SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

This Deed of Trust, made this 1ST day of May, 1996, between ANN SHERMAN ROSE, AN UNMARRIED WOMAN herein called GRANTOR or TRUSTOR

whose address is   465 EAST ROBINDALE   LAS VEGAS,        NEVADA
                   ------------------   ----------        ------       -----
                   (number and street)  (city)            (state)      (zip)

NEVADA TITLE COMPANY, a Nevada Corporation, herein called TRUSTEE, and MEADOW VALLEY CONTRACTORS, A NEVADA CORPORATION

                                                , herein called BENEFICIARY,
Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN
TRUST, WITH POWER OF SALE, that property    CLARK     County, Nevada, described
as:

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4)
  OF SECTION 10, TOWNSHIP 22 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS
  FOLLOWS: (SEE THE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE FOR THE COMPLETE LEGAL DESCRIPTION)

  "IF THE TRUSTOR SHALL SELL, CONVEY OR ALIENATE THE HEREIN DESCRIBED PROPERTY OR ANY PART THEREOF OR ANY INTEREST THEREIN, OR SHALL BE DIVESTED OF HER TITLE OR ANY INTEREST THEREIN, IN ANY MANNER OR WAY, WITHOUT HAVING FIRST OBTAINED BENEFICIARY'S WRITTEN CONSENT TO DO SO, THE ENTIRE BALANCE OF THE NOTE SECURED HEREBY SHALL AT THE OPTION OF THE HOLDER THEREOF, AND WITHOUT DEMAND OR NOTICE IMMEDIATELY BECOME DUE AND PAYABLE.

Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining. TOGETHER WITH the rents, issues and profits thereof, reserving the right to collect and use the same except during continuance of some default hereunder and during continuance of such default authorizing Beneficiary to collect and enforce the same by any lawful means in the name of any party hereto. For the Purpose of Securing: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof, in the principal sum of $213,333.000 executed by Trustor in favor of Beneficiary or order. 3. Payment of such additional sums as may hereafter be advanced for the account of Trustor or Assigns by Beneficiary with interest thereon.

To Protect the Security of This Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions
(1) to (16) inclusive of the Deed of Trust recorded in the Book and at the page, or document No. of Official Records in the Office of the county recorder of the county where said property is located, noted below opposite the name of such county, viz:


COUNTY     DOCUMENT No.    BOOK       PAGE      COUNTY     DOCUMENT No.   BOOK       PAGE    COUNTY    DOCUMENT No.  BOOK     PAGE
Clark       413987          514                 Humboldt     116986         3         83     Nye          47157       67       163
Churchill   104132        34 mtgs.     591      Lander        41172         3        758     Ormsby       72637       19       102
Douglas      24495           22        415      Lincoln       41292      0 mtgs.     467     Pershing     57488       28        58
Elko         14831           43        343      Washoe       407205       734        221     Storey       28573     R mtgs.    112
Esmeralda    26291        3H deeds   138-141    Lyon          88486      31 mtgs.            White Pine  128126      261     341-344
Eureka       39602            3        283      Mineral       76648      16 mtgs.  534-537

(which provisions, identical in all countries, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions, and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in the Deed of Trust.

  The parties agree with respect to provision 16, the amount of fire insurance required by covenant 2 shall be $213,333.00 and with respect to attorney's fees provided by for covenant 7 the percentage shall be reasonable as determined by a court with jurisdiction.
  The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinabove set forth.


STATE OF NEVADA    )
COUNTY OF CLARK    )  ss.
                   )

On June 11, 1996                                    /s/ Ann Sherman Rose
Before me a Notary Public, personally appeared      ----------------------------
                                                        ANN SHERMAN ROSE
-------------------------------------------------   ----------------------------

            ANN SHERMAN ROSE
-------------------------------------------------   ----------------------------

-------------------------------------------------   ----------------------------

-------------------------------------------------   ----------------------------

-------------------------------------------------   ----------------------------

-------------------------------------------------   ----------------------------
personally known to me (or proved to me on the
basis of satisfactory evidence) to be the person
whose name is subscribed to this instrument
and acknowledged that    executed it.

Signature    /s/ Anna M. Hensley
             --------------------------
                (Notary Public)

[SEAL OF NOTARY PUBLIC APPEARS HERE]                 Escrow No.   96-04-0786 JH

Name  MEADOW VALLEY CONTRACTORS                   THE ORIGINAL OF THIS DOCUMENT
Street Address                                    WAS RECORDED ON 06/19/96
City & State                                      AS INSTRUMENT NO. 00131
                                                  IN BOOK           960619